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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                              FORM 8-K CURRENT REPORT

                     Pursuant to Regulation FD Rules 100 and 101


                                February 22, 2001
                   Date of Report (Date of earliest event reported)

                          Commission File Number 000-24201



                             CARREKER CORPORATION
                 (Exact name of Registrant as specified in its charter)



              Delaware                                 75-1622836
    (State or other jurisdiction of                (IRS Employer
       incorporation or organization)           Identification Number)



                       4055 Valley View Lane, Suite 1000
                               Dallas, Texas 75244
              (Address of principal executive offices -- zip code)

       Registrant's telephone number, including area code: (972) 458-1981



Item 9. Regulation FD Disclosure

      On February 22, 2001, the Registrant issued a press release reaffirming guidance for the fourth quarter of fiscal year 2000 and for fiscal year 2001. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

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                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           CARREKER CORPORATION



Dated: February 22, 2001                    By: /s/ Terry L. Gage
                                               --------------------------
                                                Terry L. Gage
                                                Chief Financial Officer



                                  EXHIBIT INDEX


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Exhibit No.                 Description
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
99.1                        Press Release dated February 22, 2001

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